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IndexEdge® Long-Term Portfolio Fund

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PROSPECTUS

November 1, 2008

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(888) 415-3343

www.indexedgeportfoliofunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

TABLE OF CONTENTS

                                                                                                                                                                                    PAGE

RISK/RETURN SUMMARY	1
FEES AND EXPENSES OF INVESTING IN THE FUND	7
HOW TO BUY SHARES	8
HOW TO REDEEM SHARES	15
DETERMINATION OF NET ASSET VALUE	18
DIVIDENDS, DISTRIBUTIONS AND TAXES	19
MANAGEMENT OF THE FUND	21
FINANCIAL HIGHLIGHTS	22
FOR MORE INFORMATION	Back Cover

RISK/RETURN SUMMARY

Investment Objective

          The investment objective of the IndexEdge® Long-Term Portfolio Fund (the “Fund”) is to provide long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed by the Fund without shareholder approval.

Principal Investment Strategies

          The Fund is a fund-of-funds, and seeks to achieve its investment objective by asset allocation and primarily investing in a portfolio of underlying index exchange-traded funds (“ETFs”) and index mutual funds. The Fund is not limited in the amount that it must invest in either ETFs or index mutual funds and it may invest up to 100% of its assets in ETFs or index mutual funds. Each underlying fund will attempt to approximate the investment performance of its respective benchmark by investing in a variety of equity, debt, commodities, money market securities, and other instruments.

          Underlying ETFs are exchange traded investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and hold a portfolio of common stocks or other securities designed to track the performance of a particular index. ETFs differ from traditional index mutual funds in that their shares are listed on a securities exchange and can be traded intraday.

The Fund typically expects to allocate its assets in underlying funds such that approximately 70% of the portfolio is invested in ETFs or index mutual funds that hold themselves out as having an objective of replicating the performance of a particular index by investing in domestic and foreign equity securities and other investments such as commodities and real estate investment trusts (“REITs”) that comprise the index. The Fund also expects to allocate its assets such that approximately 30% of the portfolio is invested in ETFs or index mutual funds that hold themselves out as having an objective of replicating the performance of an index by investing in fixed income securities. Under normal conditions, the Fund anticipates investing in approximately ten to twenty ETFs and index mutual funds.

The Fund may make any investments in ETFs and index mutual funds without regard to market capitalization. Additionally, The Fund may invest in fixed income funds regardless of the quality or duration of the securities in which such funds invest and regardless of whether such securities are those issued by domestic and foreign issuers. The Fund may invest in both equity and fixed income type REITs. Foreign equity securities may include securities of issuers located in emerging markets. There are no limitations on the amount of Fund assets which may be invested in other funds that invest in REITs and/or commodities.

          The Fund’s adviser, IndexEdge Investment Consulting, LLC (the “Adviser”), utilizes proprietary asset allocation models for long-term investors seeking to maximize their risk-adjusted returns in a professional, disciplined fashion. The Adviser believes that an appropriate portfolio is a fully diversified portfolio with multiple asset classes represented pursuant to a long-term investment strategy. The Adviser utilizes strategic asset allocation solutions that incorporate leading research from the Modern Portfolio Theory and the Fama/French multifactor investment model. These two investment models are tools that are commonly utilized in the professional investment management industry to construct and manage investment portfolios. The modern portfolio theory focuses on constructing portfolios and minimizing risk through the use of investment diversification. The Fama/French multifactor investment model focuses on security selection by taking into consideration multiple factors, including the beta, market capitalization and value of the security.

Utilizing these models, the Adviser will allocate the Fund’s assets among a mix of ETFs and index mutual funds in multiple asset classes. The Adviser will review the universe of existing ETFs and index mutual funds when making its determination. When considering particular ETFs or index mutual funds in which to invest, the Adviser considers several factors, including without limitation, the investment philosophy of the ETF or index mutual fund, investment performance, tracking error, capitalization, expenses and liquidity.

          Periodically, the Adviser will rebalance of the Fund’s assets among underlying investment holdings to meet target allocations. Additionally, the Adviser may change the Fund’s target allocation as to asset classes, and/or particular ETFs or index mutual funds (including the addition or deletion of underlying investments).

          Although the Fund will invest primarily in ETFs, no-load or load-waived mutual funds, the Fund is not precluded from investing in underlying funds with sales-related expenses, including redemption fees and/or 12b-1 fees in excess of 0.25%. Shareholders may incur expenses associated with frequent capital gains distributions by the underlying funds. Because the Fund will bear its share of the fees and expenses of the underlying funds, you will pay higher expenses than would be the case if you invested directly in these funds.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose or gain money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

•

Management Risk. The Adviser’s strategy may fail to produce the intended results. The Adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the Adviser’s projections about the prospects for the underlying funds are not correct, such errors in judgment by the Adviser may result in significant investment losses. Although, the Adviser has experience managing discretionary accounts, the Adviser has no prior experience managing a mutual fund.

•

ETF and Index Mutual Fund Risks. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the index on which the ETF or index mutual fund is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs and index mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds:

(i)	the market price of an ETF’s shares may be above or below its net asset value;
(ii)	an active trading market for an ETF’s shares may not develop or be maintained;
(iii)	the ETF may employ an investment strategy that utilizes high leverage ratios; and
(iv)	trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate,
(v)	Underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreased in stock prices) temporarily stop stock trading.
•

Fixed Income Risk. Through its investments in underlying funds, the Fund will be exposed to various fixed income risks, including credit risk that the issuer of the security may not be able to make payments when due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities falling as interest rates rise; conversely, the prices of fixed income securities generally rise as interest rates fall. Specific fixed income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed income security, generally the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities generally has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

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High Yield Securities Risk. Through its investments in underlying funds, the Fund may be subject to high yield securities risk. High yield securities, also known as “junk bonds,” involve special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility, and may be less liquid than higher rated fixed income securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case the underlying funds in which the Fund invests may lose their entire investment in the high yield security.

•

Equity Securities Risk. Through its investments in underlying funds, the Fund will be exposed to equity securities risk. The prices of stocks can rise and fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets decline in value, and there is the risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

•

Foreign Securities Risk. Underlying funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country related risks including political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations, and policies restricting the movement of assets; different trading practices; less government supervision; less publicly available information; limited trading markets; and greater volatility.

•

Emerging Markets Risk. To the extent that underlying funds invest in issuers located in emerging markets, the foreign securities risk may be heightened. Due to political changes, changes in taxation, or currency controls that could adversely affect investments located in emerging market countries, investments of this nature may be more volatile than investments made in the markets of more developed foreign countries with more mature economies.

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Commodity Risk. Some of the underlying funds may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations.

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Sector Risk. A particular market sector can be more volatile or underperform relative to the market as a whole. To the extent that the Fund has overweighted holdings within a particular sector, the Fund is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

•

Concentration Risk. The Fund does not intend to concentrate investments in a particular industry or sector and will not use the underlying funds to concentrate indirectly. However, to the extent that the underlying funds concentrate their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

•

Derivatives Risk. Some of the underlying funds may use derivative instruments. Derivatives are investments the value of which is "derived" from the value of an underlying asset (including an underlying security), reference rate or index. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

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Real Estate Investment Trust (REIT) Risk. The Fund’s investment in underlying funds that invest in REIT securities will expose the Fund to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions. Fixed income REITs are subject to the risks associated with fixed income securities (see “Principal Risks of Investing in the Fund – Fixed Income Risk”).

•

Small- and Mid-Cap Risk. To the extent the Fund invests in underlying funds that invest in small- and mid-cap companies, the Fund will be subject to additional risks. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

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Market Timing Risk. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing can result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Because the Fund does not consider the underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

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Non-Diversification Risk. The Fund is non-diversified for purposes of the 1940 Act, which means it can invest a greater percentage of its assets invested in the securities of any one issuer than a fund that is considered diversified for purposes of the 1940 Act. Under the 1940 Act, a fund must classify itself as either diversified or non-diversified. Generally, under the 1940 Act, a "diversified" fund may not purchase the securities of any one issuer, if, at the time of purchase, as to 75% of the fund’s total assets, (i) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (ii) more than 10% of the voting securities of an issuer would be held by the fund. Under the 1940 Act, a "non-diversified" investment company is not subject to such restrictions. However, the Internal Revenue Code also has certain diversification requirements for funds that are "regulated investment companies," including the Fund. The IRS diversification requirements mean that the limits above effectively apply to 50% of the Fund’s total assets (in lieu of 75%).

•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. In such instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; investment grade fixed income securities; repurchase agreements; commercial paper and cash equivalents. The Fund may invest in the securities described above at any time to maintain liquidity, pending selection of investments by the Adviser, or if the Adviser believes that sufficient investment opportunities that meet the Fund's investment criteria are not available. By keeping cash on hand, the Fund may be able to meet shareholder redemptions without selling securities and realizing gains and losses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Is the Fund right for you?

The Fund may be suitable for:

•	long-term investors seeking a fund with an investment objective of long-term capital appreciation
•	investors who want exposure to a broad range of assets classes within the convenience of a single fund; or
•	investors willing to accept price fluctuations in their investment.

How has the Fund performed in the past?

          The Fund recently commenced operations and, as a result, has no prior performance history.

FEES AND EXPENSES OF INVESTING IN THE FUND

          The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class A	Investor

Shareholder fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	5.75%	NONE
Maximum Deferred Sales Charge (Load)	NONE[1]	NONE
Redemption Fee[2]	NONE	NONE
Exchange Fee	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	NONE
Other Expenses[3]	2.27%	2.27%
Fees and Expenses of Acquired Funds[3,4]	0.18%	0.18%
Total Annual Fund Operating Expenses	3.20%	2.95%
Less: Fee Waivers and/or Expense Reimbursements	(2.03%)	(2.03%)
Net Fund Operating Expenses[5]	1.17%	0.92%

1.

A deferred sales charge of 1.00% is imposed on Class A shares redeemed within 18 months of purchase if the shares were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees.

2.	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
3.	Based on estimated amounts for the Fund’s initial fiscal year.
4.

“Fees and Expenses of Acquired Funds” represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value.

5.

Net Fund Operating Expenses reflect that, as of the date of this Prospectus, the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until December 31, 2009, so that the ratio of total annual operating expenses for Fund’s Class A shares does not exceed 0.99% and 0.74% for the Investor shares. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Fund, and it will automatically terminate upon termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Fees and Expense of Acquired Funds” as that term is described above. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above.

Example:

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, based on the costs above. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 in the Fund for the time periods indicated, earned 5% annual returns, and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
Class A shares	$691	$1,353
Investor Class shares	$97	$747

HOW TO BUY SHARES

          To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

          The minimum initial investment in the Fund is $2,500 for all account types. The Adviser may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary.  If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. The financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. With respect to both Class A Shares and Investor Shares, if you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem Class A Shares or Investor Shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amount) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Overnight:
IndexEdge® Long-Term Portfolio Fund c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	IndexEdge® Long-Term Portfolio Fund c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

          By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (888) 415-3343 to obtain instructions on how to set up your account and to obtain an account number.

          You must provide a signed application to Unified Fund Services Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

          You may purchase additional shares of the Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

1. Your name

2. The name on your account(s)

3. Your account number(s)

4. A check made payable to IndexEdge® Long-Term Portfolio Fund

          Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus. To send a bank wire, call Shareholder Services at (888) 415-3343 to obtain instructions.

Distribution Plan

          The Fund has adopted a plan under Rule 12b-1 of the 1940 Act with respect to the Class A shares, that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and allows the Fund to pay for services provided to Class A shareholders (the “12b-1 Plan”). Class A shareholders of the Fund pay annual 12b-1 expenses of 0.25%. Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Automatic Investment Plan

          You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

          Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services at (888) 415-3343 for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees at (888) 415-3343.

Sales Charge – Class A Shares

          Class A shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales charge as shown in the table below. Certain persons may be entitled to purchase shares of the Fund without paying a sales commission. See “Purchases Without a Sales Charge.” The table below also shows the portion of the sales charge that may be reallowed to the broker-dealer or financial intermediary through whom you purchased your shares.

Amount of Investment	Sales Charge as a % of: Public Net Offering Amount Price Invested		Dealer Reallowance As % of Public Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

Right of Accumulation (Class A Shares Only)

          Any "purchaser" (as defined below) may buy Class A shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

          For purposes of determining the applicable sales charge discount, a "purchaser" includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administrator, or a single dealer, or by other means which result in economy of sales effort or expense.

Letter of Intent (Class A Shares Only)

          A Letter of Intent (the “LOI”) for amounts of $50,000 in Class A shares or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the "Amount of Investment" as referred to in the preceding sales charge table includes all purchases of Class A shares of the Fund over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The LOI imposes no obligation to purchase or sell additional Class A Shares and provides for a price adjustment depending upon the actual amount purchased within such period. The LOI Provides that the first purchase following execution of the LOI must be at least 5% of the amount of the intended overall purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the LOI are less than the intended amount and thereby qualify for a higher sales charge than actually paid, the appropriate number of escrowed shares is redeemed and the proceeds are used towards satisfaction of the obligation to pay the increased sales charge. If a redemption order is received for an account prior to the satisfaction of the LOI, any shares not held in escrow will be redeemed first. Shares held in escrow will then be redeemed and a portion of the proceeds will be used to satisfy the obligation to pay the higher sales charge. Please contact the Fund’s transfer agent to obtain an LOI application at (888) 415-3343.

Shareholder’s Responsibility With Respect to Breakpoint Discounts

          In order to obtain any of the sales charge discounts set forth above, you must inform your financial adviser of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by family members at the time of purchase. You must inform your financial adviser of all shares of the Fund held (i) in your account(s) at the financial adviser, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to family members. IF YOU FAIL TO INFORM YOUR FINANCIAL ADVISER OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Fund, its transfer agent, and financial intermediaries may not maintain this information.

Purchases Without a Sales Charge (Class A Shares Only)

          The persons described below may purchase and redeem Class A shares of the Fund without paying a sales charge. In order to purchase Class A shares without paying a sales charge, you must notify the Fund’s transfer agent as to which of the conditions apply.

•

Trustees, directors, officers and employees of the Fund or other funds advised by the Adviser, the Adviser and other service providers of the Fund, including employees and members of the immediate family of such individuals and employee benefit plans of such entities;

•

Broker-dealers with selling agreements with the Fund’s distributor or otherwise entitled to be compensated under the Fund's 12b-1 Plan (and employees, their immediate family members and employee benefit plans of such entities);

•	Registered representatives (and their immediate family members) of broker-dealers with selling agreements with the Fund’s distributor;
•	Tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Fund;
•

Financial planners, registered investment advisers, bank trust departments and other financial intermediaries with service agreements with the Fund’s distributor (and employees, their immediate family members and employee benefit plans of such entities);

•

Clients (who pay a fee to the relevant administrator or financial intermediary) of administrators of tax-qualified plans, financial planners, registered investment advisers, bank trust departments and other financial intermediaries, provided the administrator or financial intermediary has an agreement with the Fund’s distributor or the Fund for this purpose;

•	Clients of the Adviser who were not introduced to the Adviser by a financial intermediary and, prior to the effective date of the Fund, executed investment management agreements with the Adviser;
•	Separate accounts of insurance companies, provided the insurance company has an agreement with the Fund’s distributor or the Fund for this purpose;
•	Participants in wrap account programs, provided the broker-dealer, registered investment adviser or bank offering the program has an agreement with the Fund’s distributor or the Fund for this purpose;
•	Clients solicited by employees of the Adviser and who were not otherwise introduced to the Fund or the Adviser by a financial intermediary within one year of the purchase.

          In addition, Class A shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Fund’s distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to, or different from, those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

Contingent Deferred Sales Charge and Dealer Re-allowance

          There is no initial sales charge on purchases of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees, however, a contingent deferred sales charge (“CDSC”) of 1% will be imposed if such Class A shares are redeemed within eighteen months of their purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

          In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund’s distributor receives the entire amount of any CDSC you pay. See the Statement of Additional Information (“SAI”) for additional information about the CDSC.

          Except as stated below, the dealer of record receives commissions on sales of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

          On sales to qualified retirement plans for which no sales charge was paid because the plan had at least 200 eligible employees, the dealer of record receives commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million, 0.50% of the next $16 million and 0.25% thereafter.

          Under certain circumstances, the Fund’s distributor may change the re-allowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Fund’s distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Website Disclosure

          Information about sales charges, including sales load breakpoints, the Right of Accumulation and LOIs, is fully disclosed in this Prospectus, which is available, free of charge, on the Fund’s website at www.indexedgeportfoliofunds.com. The Fund believes that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Fund does not make the sales charge information available to investors on the website independent of the Prospectus.

Other Purchase Information

          The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund.Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds, (which means that you may not redeem your shares until the holding period has expired).

          The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

          You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. If you redeem your shares through a broker/dealer or other financial institution, you may be charged a fee by that institution. You should consult with your broker-dealer or other financial institution for more information on these fees.

          By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

 U.S. Mail:                                                                           Overnight:

IndexEdge® Long-Term Portfolio Fund c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	IndexEdge® Long-Term Portfolio Fund c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

          Your request for a redemption must include your letter of instruction, including the Fund name, account number, account names, the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in good order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. Please call Shareholder Services at (888) 415-3343 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

          By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (888) 415-3343. You must first complete the optional Telephone Redemption section of the investment application to institute this option. The Fund, and its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

          The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

By Wire - A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

Redemptions in Kind

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Fund Policy on Market Timing

          The Fund discourages market timing and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing can result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders.

          While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult for the Fund to identify such activity in certain omnibus accounts traded through financial intermediaries since the Fund may not have knowledge of the identity of individual investors and their transactions in such accounts. Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

          If you are not certain of the requirements for a redemption please call Shareholder Services at (888) 415-3343. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

          Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

          Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without obtaining shareholder approval. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

          The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market prices are not available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued by the Adviser at a fair value, pursuant to guidelines established by the Board of Trustees. For example, the Adviser may be obligated to fair value an ETF in which the Fund invests if the ETF failed to calculate its NAV as of the NYSE close or if the ETF invests a significant portion of assets in foreign securities. Fair value prices are typically used for underlying ETFs that invest in foreign securities because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. When pricing securities using the fair value guidelines established by the Board of Trustees, the Adviser seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. The Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The adviser continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolio. To the extent the Fund invests in other mutual funds, the Fund’s NAV is calculated based, in part, upon the net asset values of such mutual funds; the prospectuses for those mutual funds in which the Fund will invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their net asset values.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Sales loads are not imposed on shares, or amounts representing shares, that are purchased with reinvested dividends or other distributions. The Fund expects that its distributions will consist primarily of income and net realized capital gains. The Fund declares and pays dividends at least annually. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as described below.

          Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividend and capital gain distribution checks are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividend and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to risk of loss like any other investment in the Fund.

          Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences. The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the Fund’s shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax adviser for advice about the federal, state, and local tax consequences to them of investing in the Fund.

          The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rate will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

          The Fund may invest in foreign securities against which foreign tax may be withheld. If more than 50% of the Fund’s assets are invested in foreign ETFs or index mutual funds at the end of the year, the Fund's shareholders might be able to claim a foreign tax credit with respect to foreign taxes withheld.

          Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

          In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

          The Fund may be required to withhold U.S federal income tax (presently at the rate of twenty-eight percent (28%)) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax, rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

          Shareholders should consult with their own tax advisor to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

MANAGEMENT OF THE FUND

          Adviser. IndexEdge Investment Consulting, LLC, 650 Poydras Street, Suite 1400, New Orleans, LA 70130, serves as investment adviser to the Fund. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser was formed in June, 2005. Although the Adviser has no prior experience managing a mutual fund, the Adviser has been managing other discretionary accounts using the same style it anticipates utilizing with the Fund since the Adviser’s inception.

          The Fund is required to pay the Adviser a fee equal to 0.50% of the Fund’s average daily net assets. A discussion of the factors that the Board of Trustees considered in approving the Fund’s advisory agreement will be contained in the Fund’s initial semi-annual report. The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds) do not exceed 0.99% of net assets with respect to the Class A shares, and 0.74% of net assets with respect to the Investor shares. The contractual agreement is effective through December 31, 2009. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

          If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

          To the extent that the Adviser, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

          Portfolio Manager. Mr. Michael H. Smither, J.D., is solely responsible for the day-to-day management of the Fund’s portfolio. Mr. Smither is the founder and managing partner of the Adviser. Prior to founding the Adviser in 2005, he was a Private Client Financial Adviser with Merrill Lynch Private Client Group from May, 2003 to April, 2005, and a Financial Consultant and Manager with Hibernia Private Client Group from September, 1999 to April, 2003. Mr. Smither graduated from the Louisiana State University Law Center in 1994, and received a Bachelor of Arts in Economics from The University of Virginia in 1988.

          The Fund’s SAI provides additional information about the Fund’s portfolio manager, including his compensation structure, other accounts managed, and ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

          Because the Fund recently commenced operations, there are no financial highlights available at this time.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

          Annual and Semi-Annual Reports: While this Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Annual Report includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

          Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks, policies, and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents

          You can obtain free copies of the current SAI and, when available, the Fund’s Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

          You can get free copies of the current Annual and Semi-Annual Reports, as well as the SAI, by contacting Shareholder Services at (888) 415-3343. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI, and when available, the Annual and Semi-Annual reports, are also accessible, free of charge, at the Fund’s Internet site at www.indexedgeportfoliofunds.com. The requested documents will be sent within three business days of receipt of the request.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-22208